Summary of significant accounting policies (Details Narrative)	12 Months Ended
Jun. 30, 2023
Summary of significant accounting policies
Accumulated inflation rate, description	the standard details a series of factors to be considered, including the existence of an accumulated inflation rate in three years that is approximate or exceeds 100%. Accumulated inflation in Argentina in the last three years is over 100%.
Associates voting rights, description	Associates are all entities over which the Group has significant influence but not control, usually representing an interest between 20% and at least 50% of the voting rights.
Minimum presumed income tax payable period	10 years